SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

  Date of Report (Date of earliest event reported)                     4/7/2004


                         First National Bancshares, Inc.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Florida                      333-60283                   06-1522028
        -------                      ---------                   ----------
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
       of Incorporation)                                     Identification No.)


5817 Manatee Avenue West, Bradenton, Florida                           34209
--------------------------------------------                           -----
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's Telephone Number, including Area Code              (941) 794-6969


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


                                TABLE OF CONTENTS
                                -----------------

Item 7. Financial Statements, Pro Forms Financial Information and Exhibits

(c) Exhibits

Exhibits 99.1 Press Release dated April 7th, 2004


Item 9. Regulation FD Disclosure

First National Bancshares, Inc. has reported its 1st quarter 2004 results. The company's press release dated April 7th, 2004 announcing the results is attached hereto at exhibit 99.1.

Item 12. Results of Operations and Financial Condition

First National Bancshares, Inc. has reported its 1st quarter 2004 results. The company's press release dated April 7th, 2004 announcing the results is attached hereto at exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 4/7/2004                        First National Bancshares, Inc.
                                       /s/ Angela A. O'Reilly
                                       -----------------------------------------
                                       Angela A. O'Reilly, Senior Vice President